EXHIBIT 10.20
                                                                   -------------


================================================================================

                          BORROWER'S SECURITY AGREEMENT


                                     made by



                               SIMTEK CORPORATION



                                   in favor of


                RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC


                                       and


                    RENAISSANCE US GROWTH & INCOME TRUST PLC

                                       and

                      BFSUS SPECIAL OPPORTUNITIES TRUST PLC



                            Dated as of June 28, 2002


================================================================================

     This BORROWER'S SECURITY AGREEMENT (this "Agreement"), dated as of June 28, 2002, is entered into by and among SIMTEK CORPORATION, a Colorado corporation ("Borrower"), RENAISSANCE US GROWTH & INCOME TRUST PLC, a public limited company registered in England and Wales ("RUSGIT"), BFSUS SPECIAL OPPORTUNITIES TRUST PLC, a public limited company registered in England and Wales ("BFSUS"), RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC., a Texas corporation ("Renaissance III") (RUSGIT, Renaissance III, and BFSUS, together with any permitted assignees or successors in interest, referred to as "Lender"), and RENAISSANCE CAPITAL GROUP, INC., a Texas corporation, as agent for the Lender (the "Agent").

Unless indicated otherwise, all capitalized terms used herein, but not defined, shall have the meaning given to them in the Convertible Loan Agreement (as defined below). All references herein to Borrower shall include the Subsidiaries, unless the context otherwise requires.

                                    RECITALS

     A. Lender, Borrower and Agent entered into that certain Convertible Loan Agreement, dated June 28, 2002 (the "Convertible Loan Agreement"), pursuant to which Lender will lend to Borrower the aggregate principal amount of Three Million Dollars ($3,000,000) evidenced by the Borrower's 7.50% Convertible Debentures of even date herewith (the "Debentures").

     B. As a condition for the loan pursuant to the Convertible Loan Agreement, Lender required that Borrower grant a security interest in all of its assets as collateral for the loan and any other indebtedness of Borrower to Lender (the "Obligations") as set forth in the Convertible Loan Agreement. The Obligations shall also consist of payment of the costs and expenses of that sale or realization, including compensation to Lender and its agents and counsel, and all expenses, liabilities, and advances made or incurred by Lender in connection therewith, all as set forth in the Convertible Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, the parties agree as follows:

     1. GRANT OF SECURITY INTEREST. In order to secure payment when due of the Obligations now existing or hereafter incurred, Borrower hereby irrevocably grants to the Lender a continuing security interest in the following property of the Borrower (the "Collateral"), whether now owned or existing, or hereafter acquired, owned, existing or arising (whether by contract or operation of law), and wherever located, which shall be retained by Lender, until the Obligations have been paid in full or the Convertible Loan Agreement has been terminated; provided, however, that such lien in the Collateral shall be subject and subordinate to the liens granted by Borrower to the Senior Creditor (as defined in the Subordination and Intercreditor Agreement), in accordance with the terms set forth in the Subordination and Intercreditor Agreement:

         (a)  All  accounts  (including  inter-company  receivables),   contract
rights, chattel paper and rights of payment of every kind (collectively, "Accounts") and instruments and general intangibles of Borrower.

         (b) All bank accounts of Borrower.

         (c) All monies and property of any kind of Borrower, now or hereafter in the possession or under the control of Lender, Agent or a bailee of Lender.

         (d) All licenses, patents (as more particularly described on Schedule 1 attached hereto and incorporated herein for all purposes), patent applications, copyrights, trademarks, trademark applications, trade names, assumed names, service marks and service mark applications and other intellectual property of Borrower.

         (e) All inventory, equipment (including any and all computer hardware and components), machinery and fixtures of Borrower in all forms and wherever located, and all parts and products thereof, all accessories thereto, and all documents therefor.

         (f) All books and records (including, without limitation, customer lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, printouts and other computer materials and records) of Borrower evidencing or containing information regarding or otherwise pertaining to any of the foregoing.

         (g)  Contract  rights  under   agreements   between  Borrower  and  its
Subsidiaries.

         (h) All accessories to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring the Collateral (including, but not limited to, claims paid and premium refunds).

     2. INSURANCE ON COLLATERAL. Borrower further warrants and agrees that it in each case where the terms of any such Accounts require the Borrower or the account debtor named in such Account to place or carry insurance in respect of the property to which such Account relates, the Borrower or the account debtor will pay for and maintain such insurance.

     3.  COVENANT FOR ACCOUNTS.

         (a) The Borrower will, on the Lender's demand, make notations on its books and records showing the Lender's security interest and, upon such demand, make available to the Lender shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. The Borrower shall promptly notify the Lender if Borrower becomes aware that an account in excess of $15,000 becomes evidenced or secured by an instrument or chattel paper and upon the Lender's request, will promptly deliver any such instrument or chattel paper to the Lender, including any letter of credit delivered to the Borrower to support a shipment of inventory by the Borrower.

         (b) The Borrower will promptly advise the Lender whenever an account debtor refuses to retain or returns any goods valued at more than $100,000 from the sale of which an account arose and will comply with any instructions that the Lender may give regarding the sale or other disposition of such returns provided, however, that the aforementioned covenants set forth in this Section 3(b) shall not apply to the returning of goods in Borrower's ordinary course of business or as may be specified in agreements between Borrower and any such account debtor. From time to time with such frequency as the Lender may request, the Borrower will report to the Lender all credits given to account debtors on all accounts.

         (c) Except with respect to contracts entered into by Q-DOT, Inc. in the ordinary course of business consistent with past practices, the Borrower will immediately notify the Lender if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and with respect to all such contracts to which Borrower or Q-DOT, Inc. is a party, will execute any instruments and take any steps required by the Lender so that all monies due and to become due under such contract shall be assigned to the Lender and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

         (d) Subject to the rights of the Senior Creditor, at any time after the occurrence of an Event of Default as addressed in Section 6 below, and without notice to the Borrower, the Lender may direct any persons who are indebted to the Borrower on any Collateral consisting of accounts or general intangibles to make payment directly to the Lender of the amounts due. Following such Event of Default, the Lender is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Borrower's name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Lender.

         (e) Subject to the rights of the Senior Creditor, at any time after the occurrence of an Event of Default (as addressed in Section 6 below), upon Agent's request, upon the occurrence and during the continuance of an Event of Default (as addressed in Section 6 hereof), Borrower will, at any reasonable time and at Borrower's own expense, physically deliver to Agent, all Accounts (including inter-company receivables) assigned to Agent at any reasonable place or places designated by Agent. Failure to deliver any Account, or failure to deliver physical possession of any instruments, documents or writings in respect of any Account shall not invalidate Agent's Lien and security interest therein, except to the extent that possession may be required by applicable law for the perfection of said Lien or security interest, in which latter case, the Account shall be deemed to be held by the Borrower as the custodian agent of Agent, for the benefit of Lender. Failure of Agent to demand or require Borrower to include any Account in any schedule, to execute any schedule, to assign and deliver any schedule or to deliver physical possession of any instruments, documents or writings related to any Account shall not relieve Borrower of its duty so to do.

         (f) Borrower hereby agrees that it shall use commercially reasonable efforts, at its sole cost and expense and in its own name, to promptly and diligently collect and enforce payment of all Accounts in accordance with this Agreement and Borrower will defend and hold Lender and Agent harmless from any and all loss, damage, penalty, fine or expense arising from such collection or enforcement.

     4. FINANCING STATEMENTS. Borrower agrees to execute all financing statements and amendments thereto as Agent, on behalf of the Lender, may reasonably request from time to time to evidence the security interest granted to Agent hereunder and will pay the cost of all filing fees and taxes, if any, necessary to effect the filing thereof. By its signature hereon, the Borrower hereby irrevocably authorizes the Lender to execute (on behalf of the Borrower) and file against the Borrower one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form reasonably satisfactory to the Lender, and the Borrower will pay the cost of preparing and filing the same in all jurisdictions in which such filing is reasonably deemed by the Lender to be necessary or desirable in order to perfect, preserve and protect its security interests in accordance with this Agreement and the Convertible Loan Agreement, provided that Lender shall provide Borrower with copies of any such filings, promptly after making such filings. Without the written consent of Agent, Borrower will not allow any financing statement or notice of assignment to be on file in any public office covering any Collateral, proceeds thereof or other matters subject to the security interest granted to Agent herein, unless such financing statement relates to a Permitted Lien.

     5. LENDER'S PAYMENT OF CLAIMS. Lender may, in its sole discretion, discharge or obtain the release of any Lien asserted by any Person against the

Collateral, other than a Permitted Lien which, in the Lender's judgment, may have a Material Adverse Effect on the Lender's rights with respect to the Collateral. All sums paid by Lender in respect thereof shall be payable, on demand, by Borrower to Lender and shall be a part of the Obligations.

     6. REPRESENTATIONS AND COVENANTS OF BORROWER. Borrower hereby represents to and agrees with Lender as follows:

         (a) Borrower owns the Collateral as sole owner, free and clear of any Liens, other than Permitted Liens.

         (b) So long as any Obligations remain unpaid, Borrower agrees not to sell, assign or transfer the Collateral, other than sales of Collateral in the ordinary course of business, and to maintain it free and clear of any Liens, other than Permitted Liens.

     7.  DEFAULT AND REMEDIES.

         (a) Borrower shall be in default hereunder upon the occurrence of an Event of Default, as set forth in the Convertible Loan Agreement.

         (b) Upon the occurrence and during the continuation of any Default (i) unless Lender or Agent shall elect otherwise, the entire unpaid amount of the Obligations due under the Convertible Loan Agreement, as are not then otherwise due and payable, shall become immediately due and payable without notice to Borrower or demand by Lender or Agent and (ii) either Lender or Agent may, at its or their option, exercise from time to time any and all rights and remedies available to them under the Uniform Commercial Code or otherwise, including the right to foreclose or otherwise realize upon the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and Borrower agrees that any of Lender, Agent or their nominee may become the purchaser at any such sale or sales. Borrower agrees that twenty (20) days shall be reasonable prior notice of the date of any public sale or other disposition of the same. All rights and remedies granted Lender hereunder or under any other agreement between Lender and Borrower shall be deemed concurrent and cumulative and not alternative, and Lender, or Agent on its behalf, may proceed with any number of remedies at the same time or at different times until all the Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of, or an election against, any other right or remedy. Borrower shall pay to Lender or Agent, on demand, any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Lender or Agent (i) in the prosecution or defense of any action arising under this Agreement, the Convertible Loan Agreement, the Collateral or any of Lender's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of the Collateral, the incurring of all of which are hereby authorized to the extent Lender or Agent deem the same advisable. Borrower's liability to Lender or Agent for any such payment shall be included in the Obligations.

     8. APPLICATIONS OF PROCEEDS OF COLLATERAL. Upon a foreclosure or otherwise sale of the Collateral, the proceeds of any sale of, or other realization upon, all or any part of the Collateral, and any other monies held by Lender under this Agreement, shall be applied in the following order of priority:

         (a) First, to payment of the costs and expenses of that sale or realization, including compensation to Lender and its agents and counsel, and all expenses, liabilities, and advances made or incurred by Lender in connection therewith;

         (b) Second, to payment of the interest in full;

         (c) Third, to the payment of the Principal Amount; and

         (d) Finally, to payment of any surplus then remaining from such proceeds and other monies to Borrower or its successors or assigns, or as a court of competent jurisdiction may direct.

     If the proceeds of the Collateral shall not suffice to pay all items specified in clauses (a), (b), and (c) above, Borrower shall remain liable for the deficiency.

     10. ATTORNEY-IN-FACT. Upon the occurrence and continuation of a Default, Lender is hereby appointed Borrower's attorney-in-fact, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of this appointment, upon such Default (i) Lender shall have the right and power to receive, endorse, and collect all checks made payable to the order of Borrower which represent any dividend, interest, or other payment or distribution in respect of all or any of the Obligations and to give full discharge for the same, and (ii) Lender shall have the right to exercise, as Borrower's proxy, the powers of voting and consent pertaining to the Obligations or any part thereof.

     11. MISCELLANEOUS.

         (a) This Agreement shall bind and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns, except that Borrower shall not assign any of its rights hereunder without the prior written consent of holders of more than 50% of the principal amount of the then outstanding Debentures.

         (b) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

         (e) This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Texas, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States. Venue and jurisdiction shall be in the state or federal courts in Dallas County, Texas.

         (f) Borrower hereby consents to the jurisdiction of the courts of the State of Texas in any action or proceeding which may be brought against it under or in connection with this Agreement or any transaction contemplated hereby or to enforce any agreement contained herein and, in the event any such action or proceeding shall be brought against it, Borrower agrees not to raise any objection to such jurisdiction or to the laying of venue in Dallas County, Texas or, if applicable, any other county in any state in which Collateral is located.

         (g) All capitalized terms, unless otherwise specified, have the meanings assigned to them in the Convertible Loan Agreement and the Debentures.

         (h) Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or
(ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

     If to Borrower:          Simtek Corporation
                              4250 Buckingham Dr., Suite 100
                              Colorado Springs, CO 80907
                              Attn:    Douglas M. Mitchell
                              Telephone:        (719) 531-9444
                              Telecopier:       (719) 531-9481

     With a copy to:          Holme Roberts & Owen LLP
                              1700 Lincoln, Suite 4100
                              Denver, CO 80203
                              Attn:    Garth B. Jensen
                              Telephone:        (303) 861-7000
                              Telecopier:       (303) 866-0200

     If to Lender:            Renaissance Capital Growth & Income Fund III, Inc.
                              c/o Renaissance Capital Group, Inc.
                              8080 N. Central Expressway, Suite 210-LB59
                              Dallas, TX 75206
                              Attn:    Russell Cleveland
                                       President and CEO
                              Telephone:      (214) 891-8294
                              Telecopier:     (214) 891-8291

                              Renaissance US Growth & Income Trust PLC
                              c/o Renaissance Capital Group, Inc.
                              8080 N. Central Expressway, Suite 210-LB59
                              Dallas, TX 75206
                              Attn:    Russell Cleveland
                                       President and CEO
                              Telephone:      (214) 891-8294
                              Telecopier:     (214) 891-8291

                              BFSUS Special Opportunities Trust PLC
                              c/o Renaissance Capital Group, Inc.
                              8080 N. Central Expressway, Suite 210-LB59
                              Dallas, TX 75206
                              Attn:    Russell Cleveland
                                       President and CEO
                              Telephone:      (214) 891-8294
                              Telecopier:     (214) 891-8291

     with a copy to:          Kirkpatrick & Lockhart LLP
                              2828 N. Harwood, Suite 1800
                              Dallas, TX 75201
                              Attn:    Norman R. Miller
                              Telephone:      (214) 939-4906
                              Telecopier:     (214) 939-4949

     If to Agent:             Renaissance Capital Group, Inc.
                              8080 N. Central Expressway, Suite 210-LB59
                              Dallas, TX 75206
                              Attn:    Russell Cleveland
                                       President and CEO
                              Telephone:      (214) 891-8294
                              Telecopier:     (214) 891-8291

     with a copy to:          Kirkpatrick & Lockhart LLP
                              2828 N. Harwood, Suite 1800
                              Dallas, TX 75201
                              Attn:    Norman R. Miller
                              Telephone:      (214) 939-4906
                              Telecopier:     (214) 939-4949


         (g) Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.



                            [Signature page follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year written above.

                             BORROWER:

                             SIMTEK CORPORATION


                             By: /s/ Douglas Mitchell
                                 -----------------------------------------------
                                 Douglas Mitchell
                                 Chief Executive Officer and President

                             LENDER:

                             BFSUS SPECIAL OPPORTUNITIES TRUST PLC


                             By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                 Russell Cleveland
                                 President and CEO

                             RENAISSANCE US GROWTH & INCOME TRUST PLC


                             By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                 Russell Cleveland
                                 President and CEO


                             RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                             By:  Renaissance Capital Group, Inc.,
                                  Investment Adviser


                                   By: /s/ Russell Cleveland
                                       -----------------------------------------
                                       Russell Cleveland,
                                       President and CEO


                             AGENT:

                             RENAISSANCE CAPITAL GROUP, INC.


                             By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                 Russell Cleveland,
                                 President and CEO

                                   Schedule 1


Borrower's patents

Patent # Title
5,013,943         Single ended sense amplifier with improved data recall for variable bit line current
5,055,720         Current mirror sense amplifier with reduced current consumption and enhanced output signal
5,065,362         Non-volatile RAM with integrated compact static RAM load configuration
5,309,047         Differential sense amplifier with cross connected reference circuits
5,563,839         Semiconductor memory device having a sleep mode
5,602,776         Non-Volatile, static random access memory with current limiting
5,828,599         Memory with electrically erasable and programmable redundancy
6,026,018         Non-volatile, static random access memory with store disturb immunity
6,097,629         Non-volatile, static random access memory with high speed store capability
6,163,568         Broadband, low power FM/FSK transceiver for wireless communications systems
6,343,071         Wireless desktop area network system


Borrower has not filed any trademark or copyright application with any federal or state trademark or copyright authority.